EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of bebe stores, inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory Scott, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that:

(1)                                  The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory Scott
Gregory Scott
Chief Executive Officer
September 13, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to bebe stores, inc. and will be retained by bebe stores, inc. and furnished to the Securities and Exchange Commission or its staff upon request.